Exhibit 32.2

                    CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of RAMTRON
INTERNATIONAL CORPORATION for the year ended December 31, 2004, I,
Eric A. Balzer, Chief Financial Officer of RAMTRON INTERNATIONAL CORPORATION, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

    (1)  such Annual Report on Form 10-K of RAMTRON INTERNATIONAL
         CORPORATION for the year December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in such Annual Report on Form 10-K of RAMTRON INTERNATIONAL CORPORATION for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of RAMTRON INTERNATIONAL CORPORATION.


By:  /S/ Eric A. Balzer
    ------------------------
    ERIC A. BALZER
    Chief Financial Officer
    (Principal Accounting Officer)

March 15, 2005

A signed original of this written statement required by Section 906 has been provided to Ramtron International Corporation and will be retained by Ramtron International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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